SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):   November 30, 2000




                   JMB INCOME PROPERTIES, LTD. - VII
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        (Exact name of registrant as specified in its charter)




     Illinois                   0-9555                  36-3999384
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(State or other)              (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization




         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




  Registrant's telephone number, including area code:  (312) 915-1987
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                   JMB INCOME PROPERTIES, LTD. - VII

                           Chicago, Illinois
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ITEM 5.  OTHER EVENTS.

     The Partnership liquidated the assets of the Partnership and thereby dissolved in accordance with the terms of the Partnership Agreement. The Partnership made a final liquidating distribution to its Holders of Interests in the aggregate amount of $4,771,240.65 or $78.87 per interest and $1,539,080.67 to the General Partners. The Partnership wound up its affairs effective November 30, 2000.


ITEM 8.  CHANGE IN FISCAL YEAR.

     On November 30, 2000, the registrant changed its fiscal year to November 30, 2000 from the December 31 fiscal year used in its most recent filing. A final form 10-K is expected to be filed covering this final period within ninety days of such date.




































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      JMB INCOME PROPERTIES, LTD. - VII



                      By:   GAILEN J. HULL
                            Gailen J. Hull
                            Senior Vice President
                            Principal Accounting Officer



Date:  December 6, 2000

















































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